Introduction to Infinity Pharmaceuticals (NASDAQ: INFI) November 7, 2006 Exhibit 99.1

Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation
Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by these forward-
looking statements.
• These forward-looking statements include, but may not be limited to: statements regarding our ability to advance our pipeline of anti-cancer agents and create substantial value for patients and stockholders; the efficacy, safety, and intended utilization of our product candidates; the results of our discovery efforts and clinical trials; plans regarding regulatory filings, future research and clinical trials; current and future collaborative activities; the strength of our patent position; and our expectation that we will have cash to support our current operating plan through at least December 31, 2009.
• These forward-looking statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from our current expectations.  For example, we cannot guarantee that any product candidate we are developing will successfully complete necessary preclinical and clinical development phases, be approved for sale in any market or that, if approved, revenues from sales of such product will reach any specific level.  In particular, our expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; our dependence on our collaborations with MedImmune and Novartis; our ability to obtain any additional funding necessary to conduct our research, development and commercialization activities; unplanned cash requirements and expenditures; and our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates.  These and other risks that may impact our expectations are described in greater detail in the document entitled  "Risk Factors" that we filed with the SEC on September 18, 2006 as Exhibit 99.2 to our current report on Form 8-K.
• In addition, any forward-looking statements contained in this presentation speak only as of the date on which this presentation was given, and we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

•
Lead clinical product in two disease-focused Phase I cancer studies
– IPI-504, a novel Hsp90 inhibitor
– Phase II expected in 2007
•
Pipeline of internally-discovered cancer drug candidates
– Hedgehog pathway, Bcl-2/Bcl-xL, additional programs
•
5 Pharma/Biotech corporate alliances
– MedImmune, Novartis (2), Amgen, and J & J
•
Significant cash position without need for dilutive financing
– Projected cash runway through at least the end of 2009
•
Proven biotech leadership team
Profile of Infinity Pharmaceuticals (NASDAQ: INFI)

Strategy
•
Investment in emerging targets of interest in oncology
–
“Well-credentialed, but not well-trodden”
–
Focus on creating best-in-class products
•
Internally discovered, novel small molecules
•
Expertise in cancer biology, medicinal chemistry, translational medicine and CMC
•
Retention of significant value in most mature assets

5 Product pipeline GIST IPI-504 (IV) Early discovery Cancer Multiple myeloma Hsp90 IPI-504 (Oral) Bcl-2/Bcl-xL Hedgehog pathway IPI-504 (IV) Phase II Phase I Preclinical Discovery Programs

6 Lead clinical program IPI-504 – a novel Hsp90 inhibitor * * * * * * * * *

Infinity’s lead clinical product: IPI-504 (Hsp90 inhibitor)
•
Novel chemical entity with strong intellectual property position
•
Well-tolerated and biologically active in Phase I (patients with metastatic Gleevec
®
-refractory GIST)
•
Preclinical evidence of broad therapeutic potential
•
Patient-friendly water-soluble IV, with oral formulation in
development
•
Ready for Phase II in 2007

Recent clinical trial data reported
Principal Investigator:
•
Dr. George Demetri, DFCI
Objectives:
•
Safety, PK, dose-ranging
•
Establish Phase II dose
Surrogate marker of
response:
•
PET scans
Schedule:
•
Days 1, 4, 8, 11 of 21 day cycle, with a 10-
day-off period, or “drug holiday”
Dose:
•
Dose escalation ongoing
•
Patients currently receiving 400 mg/m
2
Trial description:
•
Phase I trial in patients with Gleevec-
refractory metastatic gastrointestinal
stromal tumors (GIST)

Preliminary results from GIST Phase I at EORTC
•
20 GIST patients treated with IPI-504
–
20/20 Gleevec-refractory
–
19/20 Sutent
®
-refractory
•
IPI-504 well-tolerated up to 400 mg/m
2
–
MTD not reached
•
Biological activity observed via PET response in 7 of 17 evaluated patients (41%)
•
6 of 15 evaluated patients (40%) received 5 or more cycles of therapy

Background on PET imaging
•
Positron emission tomography (PET) is an imaging technology
– Glucose-based tracer molecule is injected in patients and appears on PET scan
– Tracer concentrates in certain tissues with high glucose uptake
– Cancer cells consume and accumulate high levels of glucose, thus appearing as bright spots on PET images
•
PET scanning used as a surrogate marker of response in oncology trials
– PET was an important surrogate marker of response during clinical development of Gleevec and Sutent
– Both agents showed PET responses during early trials
•
PET response has been shown to be correlated with enhanced survival in many diseases, including GIST
1
1  Stroobants S, et al. Eur J Cancer 2003;39:2012-20.

IPI-504 PET response (at 150 mg/m
2
)
Baseline
Cycle 1, Day 21
After 10 days
off treatment
Cycle 1, Day 11
72 hours post
2
nd
dose of IPI-504
Cycle 3, Day 12
After treatment
re-initiated
Courtesy of Van den Abbeele & Demetri:
Dana-Farber Cancer Institute
Harvard Medical School

IPI-504 PET response (at 225 mg/m
2
)
Baseline Cycle 1, Day 21
After 10 days
off treatment
Cycle 1, Day 9
24 hours post
3
rd
dose of IPI-504
Cycle 5, Day 12
After treatment
re-initiated
Courtesy of Van den Abbeele & Demetri:
Dana-Farber Cancer Institute
Harvard Medical School

New schedule: Removal of 10-day-off period
•
“PET flare” during drug holiday, and re-initiation of PET response, appears to demonstrate a pharmacological effect of IPI-504
– Similar pattern of response seen with Sutent on a 4-weeks on, 2-week off schedule
1
– Sutent approved for 2
nd
-line metastatic GIST
•
Amending Phase I trial protocol to evaluate twice-weekly dose administration schedule without a 10-day-off period, to potentially improve therapeutic effect
•
Anticipate results by mid-2007
Days 1, 4, 8, 11 of 21-day
cycle (with drug holiday)
90 mg/m
2
400 mg/m
2
No MTD reached
Twice-weekly,
no drug holiday
150 mg/m
2
Dose-escalate through
MTD & Phase II dose
1  Van den Abbeele AD, et al. Abstract 714, ECCO 13, 2005

H6
H5
C
L2
N
H4
GDM from complex
super-imposed on
the apo structures
Closed (apo-I222)
Open (apo-P2$_1$)
GDM from Complex

Infinity
PHARMACEUTICALS

Heat Shock Protein 90 (Hsp90) is an emerging cancer
target
Hsp90 in cancer cells differs from
Hsp90 in normal cells
Function of Hsp90 in cancer cells
•
Stabilization and enablement of
oncogenic proteins responsible
for cancer cell proliferation and
survival
•
Opportunity for preferential
targeting of drug candidates to
cancer cells

Dependence
on Hsp90
Apoptosis
Tyrosine kinase
inhibitor
(e.g Gleevec, Tarceva)
Oncogene
Cancer cell
survival &
proliferation
Resistance
mutations
Targeting specific oncogenic Hsp90 client proteins
IPI-504
(single agent or
combination)
IPI-504
(single agent)

Hematologic

Solid tumor

Infinity
PHARMACEUTICALS

Gleevec / Sprycel
Investigational
Investigational
Gleevec / Sutent
Herceptin / Tykerb
Tarceva / Erbitux
Sorafenib / Sutent
Sorafenib
Investigational
Targeted therapy
The emerging world of targeted cancer therapies
Indication
CML
AML
CLL
GIST
Breast (HER2+)
NSCLC
Renal cell
Melanoma
Prostate (PTEN -/-)
Bcr-Abl
Flt3
Zap70
c-Kit
HER2
m-EGFR
VEGFR / HIF-1a
b-Raf
p-Akt
Molecular Target

Hematologic

Solid tumor

Infinity PHARMACEUTICALS

The emerging world of targeted cancer therapies
Bcr-Abl
Flt3
Zap70
c-Kit
HER2
m-EGFR
VEGFR / HIF-1a
b-Raf
p-Akt
Molecular Target
•
All are clients of Hsp90
•
Inhibiting Hsp90 affects the
stability of these targets
•
Attractive alternative to
chasing tumor-specific
resistance mutations

•
Focus on most rapid path to registration
–
Single-agent activity in refractory setting (potential for expedited approval)
–
Strong scientific rationale
–
Rapid patient accrual
•
In parallel, initiate broader development for larger indications
–
Additional solid and hematological tumors in refractory settings
–
Combination therapy with standards of care
–
Front-line therapy
IPI-504 clinical development strategy

On-going trial
IPI-504 (IV)
• Multiple myeloma
• GIST: Original schedule
• GIST: New schedule
(without drug holiday)
• Solid tumor
• Solid and/or hematological
tumor in Phase II
IPI-504 (Oral)
TBD based on data/results
IPI-504 near-term clinical plan
Phase I/II
2005 2006 2007 2008
Phase I
Phase I
Phase II
Phase I

20 Lead preclinical program Hedgehog pathway inhibitors * * * * * * * * *

•
Systemic inhibitors of the Hedgehog signaling pathway
– Proprietary NCE’s
– Systemic (sub-cu, i.v., and oral) products
•
Broad anti-cancer potential
– Single agent activity in preclinical studies
– Possible role in cancer progenitor cells
•
Multiple drug candidates
– Lead molecule, IPI-609: IND-ready
– Additional attractive analogs under evaluation
– Select preferred clinical candidate over next 6-12 months
Infinity’s lead preclinical program: Hedgehog inhibitors

Cancers have hijacked components of the Hedgehog
pathway
1
Hahn et
al.,
1996, Cell 85: 841
2
Bale & Yu, 2001, Human Molec.
Genetic.
10: 757 (review)
3
Berman et
al.,
2002 Science 297: 1559
4
Berman et al., 2003 Nature 425: 846
5
Kayed et al., 2004 Int. J. Cancer 110: 668
6
Thayer et
al.,
2003 Nature 425: 851
7
Karhadkar et al., 2004
Nature,
431: 707
8
Fan et
al.,
2004 Endocrinology 145: 3961
9
Watkins et
al.,
2003, Nature 422: 313
10
Sicklick 2005
ASCO;
Mohini, 2005 AACR
11
Kubo et
al.,
2004 Cancer
Res.
64 :6071
State/disease
Normal
Basal cell carcinoma
1,2
Medulloblastoma
3
Pancreatic cancer
4,5,6
Prostate cancer
7,8
Small cell lung cancer
9
Hepatocellular cancer
10
Breast cancer
11
Pathway activation
OFF
ON
ON
ON
ON
ON
ON
ON

23 0 200 400 600 800 1000 1200 1400 1600 31 36 41 46 51 56 61 Days Vehicle IPI-609 10 mpk/day IPI-609 shows activity in PC-3 prostate xenograft

Hedgehog program clinical development strategy
•
Identify a rapid path to registration
•
Strong scientific rationale supports targeting of cancers dependent on the Hedgehog pathway
–
Pancreatic
–
Small cell lung
–
Metastatic prostate
–
Metastatic breast
–
Ovarian
–
Others (medulloblastoma, glioma, basal cell carcinoma, etc.)

25 Corporate Alliances and Financials Strong validation, significant value retention * * * * * * * * *

AMGEN

NOVARTIS

Johnson & Johnson

NOVARTIS

MedImmune

Infinity PHARMACEUTICALS

Corporate alliances
Infinity has significant share of future
value and rights in its most mature assets
Chemistry platform
2004-2006
Core technology
Non-exclusive access to DOS
chemistry libraries
• $60M upfront & committed
• Possible royalties
• No downstream rights
Traditional product-based
license
Bcl-2/Bcl-xL
March 2006
Discovery
• $30M upfront & committed
• >$370M milestones
• Significant WW royalty
• Co-promotion right in US
Multi-program partnership;
R&D and commercial jointly led
Hsp90/Hedgehog
August 2006
Preclinical/Phase I
• $70M upfront
• $430M milestones
• 50/50 R&D cost share
• 50/50 WW profit split
• Co-promotion right in US
Chemistry platform
2004-2006
Core technology
Non-exclusive access to DOS
chemistry libraries
• $60M upfront & committed
• Possible royalties
• No downstream rights
Traditional product-based
license
Bcl-2/Bcl-xL
March 2006
Discovery
• $30M upfront & committed
• >$370M milestones
• Significant WW royalty
• Co-promotion right in US
Multi-program partnership;
R&D and commercial jointly led
Hsp90/Hedgehog
August 2006
Preclinical/Phase I
• $70M upfront
• $430M milestones
• 50/50 R&D cost share
• 50/50 WW profit split
• Co-promotion right in US

•
Reverse merger between Discovery Partners International and
Infinity Pharmaceuticals
–
Merger closed September 12, 2006
–
Infinity received $78M in net cash and a public listing from DPI
•
Operating as Infinity going forward (NASDAQ: INFI)
•
All other assets or programs of DPI sold prior to merger close
Financing via reverse merger

Cash position and runway
•
Strong influx of cash in 3Q 2006
–
$70M total upfront fee from MedImmune
–
$78M net cash from Discovery Partners merger
•
As of end of 3Q, Infinity had ~$125M in cash
–
$35M (second tranche of upfront fee from MedImmune) due in early
January 2007
•
Cash runway sufficient for operations through at least the end of
2009
–
Conservative assumptions on milestones
–
Assumes no additional financings / corporate alliances

29 Corporate Summary Proven team, track record of success * * * * * * * * *

Leadership
Steven Holtzman, CEO
Millennium, DNX
Julian Adams, Ph.D., President &
CSO
Millennium, ProScript
Boehringer Ingelheim, Merck
Adelene Perkins, EVP & CBO
Transform, Genetics Institute,
Bain, GE
David Grayzel, M.D., VP Clinical
Development & Medical Affairs
Dyax,  Mass General Hospital
Steven Kafka, Ph.D., VP Strategic Product
Planning & Finance
Millennium, Strategic Decisions Group
Vito Palombella, Ph.D., VP Discovery Research
Syntonix, Millennium, ProScript
Gerald Quirk, Esq., VP & General Counsel
Genzyme, Palmer & Dodge
Jeffrey Tong, Ph.D., VP Corporate & Product
Development
McKinsey & Co, Harvard Center for Genomics
Research
Jim Wright, Ph.D., VP Pharmaceutical
Development
Millennium, Alkermes, Boehringer Ingelheim,
Syntex, U. of Wisconsin

•
Product Pipeline
–
IPI-504
• Complete Phase I trials
• Publish First Clinical Data
•
Successful execution of technology access
alliances
•
At least one new corporate alliance
•
Financing event
–
Year-end cash runway: > 12-24 months
2006 Goals and Achievements
AMGN
extension
NVS (Bcl)
Reverse merger
with DPI
(~$125M cash
at end of 3Q06)
+
+
MEDI (Hsp90, HH)
GIST trial:
Well-tolerated
Biological activity
in resistant setting
+

Projected R&D milestones
Dec 06 (ASH)
Presenting data
Preclinical (CML)
IPI-504 IV
Timing (venue) Milestone Development phase Program
First patient dosed
First patient dosed
First patient dosed
Update (new schedule)
First patient dosed
Presenting data
2H 07
Phase II(s) (Solid
and/or hematological)
Mid 07
Phase I (GIST)
Hedgehog
IPI-504
Oral
2H 07 / 2008 Phase I
2H 07 Phase I
1Q 07
Phase I/II (Solid)
Dec 06 (ASH)
Phase I (MM)

Summary of key highlights: Infinity Pharmaceuticals
IPI-504: Positive results from GIST Phase I trial
–
Well-tolerated up to 400 mg/m
2
–
Biological activity seen via PET images in a heavily pre-treated, resistant patient population
Numerous upcoming milestones for IPI-504 clinical expansion and progression
Pipeline of innovative programs against high-value targets in oncology
Strong financial position with cash through at least the end of
2009

Introduction to Infinity Pharmaceuticals (NASDAQ: INFI) November 7, 2006